UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 28, 2011

SFN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11997	36-3536544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2050 Spectrum Boulevard

Fort Lauderdale, Florida  33309

(Address, including zip code, of Principal
Executive Offices)

Registrant’s telephone number, including area code: (954) 308-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed to remove redacted disclosure and clarify remaining disclosure about specific target levels for performance metrics relating to the SFN Group, Inc. 2011 Variable Pay Plan. This Current Report amendment also includes unredacted copies of the SFN Group, Inc. 2010 and 2009 Variable Pay Plans as Exhibits 10.2 and 10.3, respectively.

ITEM 5.02.                                    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 28, 2011, the Compensation Committee of the Board of Directors of SFN Group, Inc., a Delaware corporation (the “Company”), approved the Company’s 2011 Variable Pay Plan for Corporate Executive Management (the “Plan”).  Under the Plan, the 2011 annual incentive awards for all of the Company’s executive officers will be based 80% on adjusted earnings per share (“EPS”) from continuing operations targets and 20% on operational goals.

The 2011 annual incentive award target for each executive officer, expressed as a percentage of the individual’s base salary, is as follows:  100% for Roy G. Krause, 80% for William J. Grubbs and Mark W. Smith, and 60% for John D. Heins.  The following levels of achievement of each performance component (EPS and operational goals) will result in the following payouts as a percentage of each executive officer’s annual incentive award target for the performance component (with interpolation between achievement levels):  maximum achievement, 200%; plan/target achievement, 100%; threshold achievement, 50%; and below threshold achievement, 0%.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description
10.1

SFN Group, Inc. 2011 Variable Pay Plan for Corporate Executive Management (portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment)

10.2	SFN Group, Inc. 2010 Variable Pay Plan for Corporate Executive Management

10.3	SFN Group, Inc. 2009 Variable Pay Plan for Corporate Executive Management

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFN GROUP, INC.

Date: September 1, 2011	By:	/s/ Mark W. Smith
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1

SFN Group, Inc. 2011 Variable Pay Plan for Corporate Executive Management (portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment)

10.2	SFN Group, Inc. 2010 Variable Pay Plan for Corporate Executive Management

10.3	SFN Group, Inc. 2009 Variable Pay Plan for Corporate Executive Management